Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2012
Discontinued Operations
Summary of results of discontinued operations

	Year Ended December 31,
In millions	2012	2011	2010
Net revenues of TheraCom	$—	$650	$635

Income from operations of TheraCom	$—	$18	$28
Gain on disposal of TheraCom	—	53	—
Loss on disposal of Linens ‘n Things	(12)	(7)	(24)
Income tax benefit (provision)	5	(95)	(2)
Income (loss) from discontinued operations, net of tax	$(7)	$(31)	$2